STATEMENT OF INVESTMENTS
Quality Bond Portfolio

March 31, 2020 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8%
Advertising - .2%
Lamar Media, Gtd. Notes	3.75	2/15/2028	65,000	[b]	61,417
Aerospace & Defense - .6%
Raytheon Technologies, Sr. Unscd. Notes	4.13	11/16/2028	75,000		82,970
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	100,000		92,561
				175,531
Agriculture - .2%
Reynolds American, Gtd. Notes	4.85	9/15/2023	60,000		62,534
Asset-Backed Certificates - 1.0%
Cascade Funding Mortgage Trust, Ser. 2019-HB1, Cl. A	2.39	12/25/2029	95,814	[b]	95,309
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/2022	11,442	[b]	11,429
HPEFS Equipment Trust, Ser. 2019-1A, Cl. A3	2.21	9/20/2029	100,000	[b]	98,587
Verizon Owner Trust, Ser. 2019-B, Cl. A1A	2.33	12/20/2023	65,000		65,620
Verizon Owner Trust, Ser. 2019-C, Cl. A1A	1.94	4/22/2024	35,000		33,507
				304,452
Asset-Backed Ctfs./Auto Receivables - 3.2%
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	85,000		85,252
CarMax Auto Owner Trust, Ser. 2018-1, Cl. A4	2.64	6/15/2023	180,000		176,756
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/22/2023	26,974	[b]	26,868
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A4	1.95	10/16/2023	190,000		190,565
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	130,000	[b]	134,880
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/2021	21,332	[b]	21,368
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	50,000	[b]	50,990
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	190,000	[b]	197,754
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4	2.68	9/10/2026	145,000	[b]	149,848
				1,034,281

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8% (continued)
Asset-Backed Ctfs./Credit Cards - .5%
Delamare Cards MTN Issuer, Ser. 2018-1A, Cl. A1, 1 Month LIBOR +.70%	1.45	11/19/2025	175,000	[b,c]	173,433
Banks - 7.6%
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	43,000		43,866
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	74,000		76,562
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	125,000		133,380
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	122,000		130,301
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000		204,125
Citigroup, Sr. Unscd. Bonds	3.40	5/1/2026	205,000		220,080
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	40,000		48,015
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	150,000		168,634
Keybank, Sr. Unscd. Bonds	2.50	11/22/2021	250,000		250,695
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	65,000		67,824
Morgan Stanley, Sr. Unscd. Notes	5.50	7/28/2021	100,000		103,894
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	90,000		91,839
Santander Holdings USA, Sr. Unscd. Notes	4.45	12/3/2021	85,000		86,774
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	50,000		51,797
The Goldman Sachs Group, Sr. Unscd. Notes	4.00	3/3/2024	100,000		105,058
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	3.21	11/29/2023	55,000	[c]	53,770
The PNC Financial Services Group, Sr. Unscd. Notes	2.55	1/22/2030	245,000		238,218
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	105,000		104,045
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	80,000		80,141
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	110,000		111,907
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	60,000		64,458
				2,435,383
Beverage Products - .5%
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.00	4/13/2028	35,000		37,030
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.90	2/1/2046	90,000		98,677
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	20,000		20,856
				156,563
Building Materials - .2%
Carrier Global, Gtd. Notes	2.49	2/15/2027	80,000	[b]	76,732
Chemicals - .3%
The Dow Chemical Company, Sr. Unscd. Notes	3.50	10/1/2024	85,000	[d]	84,216

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8% (continued)
Chemicals - .3% (continued)
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	25,000		23,644
				107,860
Collateralized Municipal-Backed Securities - 2.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K026, Cl. A2	2.51	11/25/2022	30,000	[e]	31,042
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K029, Cl. A2	3.32	2/25/2023	85,000	[e]	90,115
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K030, Cl. A2	3.25	4/25/2023	25,000	[e]	26,497
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	205,000	[e]	243,022
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	275,000	[e]	311,438
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K096, Cl. A2	2.52	7/25/2029	140,000	[e]	155,619
				857,733
Commercial & Professional Services - .3%
PayPal Holdings, Sr. Unscd. Notes	2.65	10/1/2026	60,000		58,935
United Rentals North America, Gtd. Notes	4.00	7/15/2030	45,000		40,444
				99,379
Commercial Mortgage Pass-Through Ctfs. - 5.1%
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	170,000		177,343
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	290,000		316,202
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	100,000	[b]	98,685
NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%	2.86	12/15/2035	175,000	[b,c]	167,936
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. M55D	4.00	7/25/2058	148,937		160,889
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA	3.50	7/25/2058	73,570		77,950

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8% (continued)
Commercial Mortgage Pass-Through Ctfs. - 5.1% (continued)
Seasoned Loans Structured Transaction, Ser. 2019-1, Cl. A2	3.50	5/25/2029	60,000		62,611
Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	100,000		97,816
Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	90,000		92,741
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	1.65	1/17/2035	176,108	[b,c]	164,700
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	124,646	[b]	124,537
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	100,000		103,024
				1,644,434
Consumer Staples - .1%
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	40,000		38,904
Diversified Financials - .7%
American Express, Sr. Unscd. Notes	3.40	2/22/2024	130,000		136,342
Visa, Sr. Unscd. Notes	3.15	12/14/2025	75,000		81,888
				218,230
Energy - 3.9%
Aker BP, Sr. Unscd. Notes	3.00	1/15/2025	150,000	[b]	119,472
Cameron LNG, Sr. Scd. Notes	3.30	1/15/2035	90,000	[b]	78,321
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	3.70	11/15/2029	95,000	[b]	71,452
Concho Resources, Gtd. Notes	4.88	10/1/2047	30,000		23,223
Diamondback Energy, Gtd. Notes	2.88	12/1/2024	65,000		45,549
Diamondback Energy, Gtd. Notes	5.38	5/31/2025	25,000		18,494
Energy Transfer Operating, Gtd. Notes	5.15	2/1/2043	65,000		49,231
Energy Transfer Operating, Jr. Sub. Debs., Ser. A	6.25	2/15/2023	20,000		9,935
Energy Transfer Operating, Jr. Sub. Debs., Ser. F	6.75	5/15/2025	30,000		18,375
Enterprise Products Operating, Gtd. Notes	2.80	1/31/2030	65,000		59,435
EQT, Sr. Unscd. Notes	3.00	10/1/2022	70,000	[d]	58,975
Equinor, Gtd. Notes	3.25	11/18/2049	45,000		44,523
Kinder Morgan, Gtd. Notes	7.75	1/15/2032	160,000		184,841
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	40,000	[b]	38,338
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	70,000		59,833
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	60,000		48,092
Petrobras Global Finance, Gtd. Notes	5.09	1/15/2030	10,000	[b]	9,163

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8% (continued)
Energy - 3.9% (continued)
Plains All American Pipeline, Sr. Unscd. Notes		3.55	12/15/2029	85,000		58,406
The Williams Companies, Sr. Unscd. Notes		4.50	11/15/2023	130,000		122,112
The Williams Companies, Sr. Unscd. Notes		6.30	4/15/2040	65,000		65,870
Western Midstream Operating, Sr. Unscd. Notes		3.10	2/1/2025	25,000		13,118
Western Midstream Operating, Sr. Unscd. Notes		4.05	2/1/2030	50,000		22,117
Western Midstream Operating, Sr. Unscd. Notes		4.50	3/1/2028	35,000		17,016
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	55,000		28,077
					1,263,968
Environmental Control - .5%
Republic Services, Sr. Unscd. Notes		2.50	8/15/2024	40,000		40,354
Waste Management, Gtd. Notes		4.10	3/1/2045	110,000		122,600
					162,954
Food Products - .6%
Conagra Brands, Sr. Unscd. Notes		3.80	10/22/2021	85,000		85,733
Kraft Heinz Foods, Gtd. Notes		3.95	7/15/2025	50,000		49,251
Kraft Heinz Foods, Gtd. Notes		4.63	1/30/2029	30,000		30,306
Kraft Heinz Foods, Gtd. Notes		4.88	10/1/2049	15,000	[b]	13,717
Kraft Heinz Foods, Gtd. Notes		6.88	1/26/2039	10,000		11,509
					190,516
Foreign Governmental - 4.7%
Hungary, Sr. Unscd. Notes		5.38	3/25/2024	16,000		17,668
Japan, Bonds, Ser. 21	JPY	0.10	3/10/2026	145,403,516	[f]	1,352,953
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	30,000	[b]	32,969
Singapore, Bonds	SGD	2.63	5/1/2028	120,000		93,545
					1,497,135
Health Care - 3.5%
Abbott Laboratories, Sr. Unscd. Notes		4.90	11/30/2046	120,000		164,661
AbbVie, Sr. Unscd. Notes		3.20	11/21/2029	80,000	[b]	82,110
AmerisourceBergen, Sr. Unscd. Notes		3.25	3/1/2025	95,000		96,295
Bristol-Myers Squibb, Sr. Unscd. Notes		3.20	6/15/2026	50,000	[b]	53,520
Bristol-Myers Squibb, Sr. Unscd. Notes		3.40	7/26/2029	30,000	[b]	33,045
Centene, Sr. Unscd. Notes		3.38	2/15/2030	15,000	[b]	14,006
Cigna, Gtd. Notes		3.05	11/30/2022	60,000	[b]	61,590
CVS Health, Sr. Unscd. Notes		4.30	3/25/2028	80,000		85,128

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8% (continued)
Health Care - 3.5% (continued)
DH Europe Finance II, Gtd. Notes		2.60	11/15/2029	65,000		63,601
Gilead Sciences, Sr. Unscd. Notes		3.65	3/1/2026	55,000		60,068
Gilead Sciences, Sr. Unscd. Notes		4.75	3/1/2046	30,000		38,518
Medtronic, Gtd. Notes		4.63	3/15/2045	13,000		17,264
Merck & Co., Sr. Unscd. Notes		2.90	3/7/2024	40,000		41,904
Merck & Co., Sr. Unscd. Notes		3.40	3/7/2029	20,000		22,188
Pfizer, Sr. Unscd. Notes		2.95	3/15/2024	15,000		15,582
Pfizer, Sr. Unscd. Notes		3.20	9/15/2023	15,000		15,845
Pfizer, Sr. Unscd. Notes		3.45	3/15/2029	20,000		22,160
Shire Acquisitions Investments Ireland, Gtd. Notes		2.88	9/23/2023	100,000		102,216
UnitedHealth Group, Sr. Unscd. Notes		4.75	7/15/2045	115,000	[d]	147,216
					1,136,917
Industrial - .5%
General Electric, Sr. Unscd. Bonds	EUR	0.38	5/17/2022	100,000		105,773
John Deere Capital, Sr. Unscd. Notes		1.95	6/13/2022	55,000		54,968
					160,741
Information Technology - .7%
Microsoft, Sr. Unscd. Notes		4.25	2/6/2047	50,000		65,228
Oracle, Sr. Unscd. Notes		2.65	7/15/2026	140,000		143,900
					209,128
Insurance - 1.5%
American International Group, Sr. Unscd. Notes		4.20	4/1/2028	85,000		89,376
Jackson National Life Global Funding, Scd. Notes		3.30	2/1/2022	50,000	[b]	51,043
New York Life Global Funding, Scd. Notes		2.88	4/10/2024	90,000	[b]	92,569
Pricoa Global Funding I, Scd. Notes		2.40	9/23/2024	150,000	[b]	147,637
Principal Financial Group, Gtd. Notes		4.30	11/15/2046	90,000		89,570
					470,195
Internet Software & Services - .4%
Amazon.com, Sr. Unscd. Notes		4.05	8/22/2047	105,000		134,629
Media - 1.8%
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	30,000	[b]	29,569
Charter Communications Operating, Sr. Scd. Notes		5.38	5/1/2047	50,000		54,266
Comcast, Gtd. Notes		2.65	2/1/2030	145,000	[d]	149,663
Comcast, Gtd. Notes		3.15	3/1/2026	105,000		110,381
Comcast, Gtd. Notes		4.70	10/15/2048	45,000	[d]	58,428
The Walt Disney Company, Gtd. Notes		4.00	10/1/2023	90,000		96,340

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 92.8% (continued)
Media - 1.8% (continued)
The Walt Disney Company, Gtd. Notes	4.75	11/15/2046	55,000	70,640
				569,287
Metals & Mining - .2%
Southern Copper, Sr. Unscd. Notes	5.88	4/23/2045	25,000	26,655
Steel Dynamics, Sr. Unscd. Notes	3.45	4/15/2030	25,000	22,791
				49,446
Municipal Securities - 4.6%
Arizona Department of Transportation State Highway Fund, Revenue Bonds, Refunding	2.46	7/1/2030	15,000	14,981
California, GO (Build America Bonds)	7.30	10/1/2039	340,000	523,593
Honolulu City & County Wastewater System, Revenue Bonds, Refunding, Ser. B	2.50	7/1/2027	10,000	10,451
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	2.44	10/15/2027	40,000	41,736
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. F	2.16	8/1/2026	95,000	97,518
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. C	2.55	10/1/2028	95,000	95,611
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. YY	4.45	6/15/2020	305,000	307,037
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	200,000	258,202
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.40	6/1/2032	20,000	19,812
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.45	6/1/2033	25,000	24,743
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.50	6/1/2034	20,000	19,729
Wisconsin, Revenue Bonds, Refunding, Ser. A	2.20	5/1/2027	50,000	50,200
				1,463,613
Real Estate - .4%
American Tower, Sr. Unscd. Notes	2.40	3/15/2025	50,000	49,439
SBA Tower Trust, Scd. Notes	2.84	1/15/2025	80,000	[b] 79,117
				128,556
Retailing - .9%
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	25,000	25,016
McDonald's, Sr. Unscd. Notes	3.50	7/1/2027	35,000	36,971
McDonald's, Sr. Unscd. Notes	3.60	7/1/2030	30,000	[d] 31,485

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8% (continued)
Retailing - .9% (continued)
Target, Sr. Unscd. Notes	3.38	4/15/2029	90,000		97,489
Walmart, Sr. Unscd. Notes	3.05	7/8/2026	95,000		102,752
				293,713
Supranational Bank - .2%
Corp. Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	60,000		62,434
Technology Hardware & Equipment - 1.1%
Apple, Sr. Unscd. Notes	2.05	9/11/2026	160,000		165,431
Dell International, Sr. Scd. Notes	6.02	6/15/2026	110,000	[b]	117,279
Hewlett Packard Enterprise, Sr. Unscd. Notes	3.50	10/5/2021	5,000		5,028
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	75,000		76,510
				364,248
Telecommunication Services - 1.6%
AT&T, Sr. Unscd. Bonds	4.90	8/15/2037	75,000		84,471
AT&T, Sr. Unscd. Notes	4.25	3/1/2027	50,000		53,564
AT&T, Sr. Unscd. Notes	5.35	12/15/2043	110,000		131,337
Cisco Systems, Sr. Unscd. Notes	2.50	9/20/2026	35,000		36,575
Corning, Sr. Unscd. Notes	4.38	11/15/2057	40,000		41,779
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	22,000		23,641
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	138,000		156,515
				527,882
Transportation - .6%
CSX, Sr. Unscd. Notes	2.60	11/1/2026	75,000		76,566
FedEx, Gtd. Notes	4.40	1/15/2047	125,000		114,451
				191,017
U.S. Government Agencies Mortgage-Backed - 33.0%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3910, Cl. JB	3.00	12/15/2037	56,856	[e]	58,123
Government National Mortgage Association, Ser. 2015-H17, Cl. HA	2.50	5/20/2065	46,076		46,078
Federal Home Loan Mortgage Corp.:
3.00%, 6/1/2031-5/1/2049			532,847	[e]	561,689
3.50%, 8/1/2045-1/1/2050			445,944	[e]	474,365
5.50%, 5/1/2040			2,056	[e]	2,258
Federal National Mortgage Association:
4.00%			590,000	[e,g]	629,226
2.50%			175,000	[e,g]	181,597
2.50%, 9/1/2028-12/1/2031			307,447	[e]	320,327
3.00%, 6/1/2028-1/1/2059			1,479,647	[e]	1,559,161
3.50%, 5/1/2030-8/1/2056			2,347,442	[e]	2,510,255
3.50%			760,000	[e,g]	803,067

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8% (continued)
U.S. Government Agencies Mortgage-Backed - 33.0% (continued)
4.00%, 9/1/2042-6/1/2047			665,926	[e]	725,173
4.00%			510,000	[e,g]	544,573
4.50%, 10/1/2040-9/1/2049			1,039,655	[e]	1,135,940
5.00%, 3/1/2021-12/1/2048			236,281	[e]	261,765
7.00%, 6/1/2029-9/1/2029			4,974	[e]	5,232
Government National Mortgage Association I:
5.50%, 4/15/2033			166,760		190,050
Government National Mortgage Association II:
4.00%, 10/20/2047-1/20/2048			352,314		379,136
4.50%, 7/20/2048			213,991		229,975
7.00%, 9/20/2028-7/20/2029			2,309		2,728
				10,620,718
U.S. Treasury Securities - 5.0%
U.S. Treasury Bonds	2.88	5/15/2049	190,000		259,521
U.S. Treasury Bonds	4.50	2/15/2036	245,000	[d]	376,611
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.88	2/15/2047	64,121	[f]	76,386
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	469,894	[f]	481,367
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	4/15/2024	378,454	[d,f]	384,029
U.S. Treasury Notes	1.75	12/31/2024	40,000		42,602
				1,620,516
Utilities - 3.9%
AES, Sr. Unscd. Notes	5.13	9/1/2027	5,000		5,040
AES, Sr. Unscd. Notes	6.00	5/15/2026	20,000		19,811
American Electric Power, Sr. Unscd. Notes	3.25	3/1/2050	55,000		48,455
Consolidated Edison Company of New York, Sr. Unscd. Debs, Ser. 20A	3.35	4/1/2030	65,000		67,183
Dominion Energy, Sr. Unscd. Notes, Ser. D	2.85	8/15/2026	165,000		158,311
Duke Energy Indiana, First Mortgage Bonds	2.75	4/1/2050	50,000		46,172
Duke Energy Progress, First Mortgage Bonds	3.45	3/15/2029	135,000		145,133
Edison International, Sr. Unscd. Notes	4.13	3/15/2028	25,000		23,989
Edison International, Sr. Unscd. Notes	5.75	6/15/2027	15,000		15,623
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	85,000		80,252

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.8% (continued)
Utilities - 3.9% (continued)
FirstEnergy, Sr. Unscd. Notes	2.05	3/1/2025	15,000		14,552
FirstEnergy, Sr. Unscd. Notes	2.65	3/1/2030	70,000		66,405
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	80,000		89,736
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	90,000		101,288
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/2037	150,000		198,508
Southern California Edison, First Mortgage Bonds, Ser. A	4.20	3/1/2029	85,000		90,552
Xcel Energy, Sr. Unscd. Notes	2.60	12/1/2029	95,000		90,296
				1,261,306
Total Bonds and Notes (cost $29,033,199)			29,825,785
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 9.5%
U.S. Government Securities
U.S. Treasury Bills	1.46	4/30/2020	2,650,000	[h]	2,649,888
U.S. Treasury Bills	1.56	4/16/2020	400,000	[h,i]	399,990
Total Short-Term Investments (cost $3,046,681)			3,049,878
Description	1-Day Yield (%)		Shares		Value ($)
Investment Companies - 3.9%
Registered Investment Companies - 3.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,256,070)	0.40		1,256,070	[j]	1,256,070

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $166,573)	0.40		166,573	[j]	166,573
Total Investments (cost $33,502,523)			106.7%	34,298,306
Liabilities, Less Cash and Receivables			(6.7%)	(2,159,170)
Net Assets			100.0%	32,139,136

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

EUR—Euro

JPY—Japanese Yen

SGD—Singapore Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $2,779,390 or 8.65% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security, or portion thereof, on loan. At March 31, 2020, the value of the fund’s securities on loan was $914,181 and the value of the collateral was $940,942, consisting of cash collateral of $166,573 and U.S. Government & Agency securities valued at $774,369.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Purchased on a forward commitment basis.

h Security is a discount security. Income is recognized through the accretion of discount.

i Held by a counterparty for open exchange traded derivative contracts.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
Quality Bond Portfolio

March 31, 2020 (Unaudited)

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	-	1,512,166	-	1,512,166
Collateralized Municipal-Backed Securities	-	857,733	-	857,733
Commercial Mortgage-Backed	-	1,644,434	-	1,644,434
Corporate Bonds	-	10,609,470	-	10,609,470
Foreign Governmental	-	1,497,135	-	1,497,135
Investment Companies	1,422,643	-	-	1,422,643
Municipal Securities	-	1,463,613	-	1,463,613
U.S. Government Agencies Mortgage-Backed	-	10,620,718	-	10,620,718
U.S. Treasury Securities	-	4,670,394	-	4,670,394
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	857	-	857
Futures††	222,744	-	-	222,744
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(48,561)	-	(48,561)
Futures††	(60,048)	-	-	(60,048)
Swaps††	-	(116,961)	-	(116,961)

†  See Statement of Investments for additional detailed categorizations, if any.

††  Amount shown represents unrealized appreciation (depreciation) at period end.

STATEMENT OF FINANCIAL FUTURES
Quality Bond Portfolio

March 31, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	9	6/30/2020	1,970,015	1,983,445	13,430
U.S. Treasury 5 Year Notes	8	6/30/2020	998,258	1,002,875	4,617
U.S. Treasury Ultra Long Bond	10	6/19/2020	2,033,394	2,218,750	185,356
Futures Short
Japanese 10 Year Bond	1	6/15/2020	1,438,267[a]	1,418,926	19,341
Ultra 10 Year U.S. Treasury Notes	9	6/19/2020	1,344,233	1,404,281	(60,048)
Gross Unrealized Appreciation				222,744
Gross Unrealized Depreciation				(60,048)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Quality Bond Portfolio

March 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	153,157	Euro	139,000	4/30/2020	(335)
Citigroup
Hong Kong Dollar	860,000	United States Dollar	110,063	4/14/2020	857
HSBC
United States Dollar	89,874	Singapore Dollar	130,000	6/17/2020	(1,697)
J.P. Morgan Securities
United States Dollar	110,426	Hong Kong Dollar	860,000	4/14/2020	(494)
Morgan Stanley
United States Dollar	1,345,205	Japanese Yen	149,350,000	4/30/2020	(46,035)
Gross Unrealized Appreciation					857
Gross Unrealized Depreciation					(48,561)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
Quality Bond Portfolio

March 31, 2020 (Unaudited)

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation)($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	906,500	(51,431)	67,041	(116,961)
Gross Unrealized Depreciation				(116,961)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more

NOTES

independent pricing services (each, a “Service”) approved by the fund's Board Members (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

NOTES

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at March 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred

NOTES

during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in

NOTES

which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

At March 31, 2020, accumulated net unrealized appreciation on investments was $795,783, consisting of $1,295,333 gross unrealized appreciation and $499,550 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.